UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2026
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NIQ Global Intelligence plc
(Exact name of registrant as specified in its charter)
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Ireland (State or other jurisdiction of incorporation or organization)	001-42763 (Commission File Number)	Not applicable (I.R.S. Employer Identification No.)
200 West Jackson Boulevard, Chicago, Illinois, 60606
(Address of principal executive offices) (Zip code)
(312) 583-5100
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Ordinary shares, nominal value $0.00001 per share	NIQ	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 – Results of Operations and Financial Condition

On February 2, 2026, NIQ Global Intelligence plc (the “Company”), reaffirmed its financial guidance for both the fourth quarter and full year ended December 31, 2025, which it had provided in connection with the announcement of the Company’s third quarter 2025 financial results on November 13, 2025. This guidance reflects the Company’s current expectations as of the date of this report.

The information set forth in this Item 2.02 of this Current Report on Form 8-K (the “Form 8-K”) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into the Company's filings with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2026, Tracey Massey, Chief Operating Officer of the Company informed the Company that she would be resigning from her role as Chief Operating Officer for personal reasons. Ms. Massey’s resignation was not the result of any disagreement with the Company or any matter relating to the Company’s operations, policies, or practices. The Company does not currently plan to replace the Chief Operating Officer role, and the responsibilities of the Chief Operating Officer will be assumed by the Chief Executive Officer and the members of the Company’s executive leadership team. No additional leadership changes are currently anticipated.

In connection with Ms. Massey’s resignation, on January 30, 2026, the Company and Ms. Massey entered into a Transition and Separation Agreement (the “Separation Agreement”), pursuant to which Ms. Massey will cease to hold the title of Chief Operating Officer on such date and shall instead serve in a non-officer capacity as Advisor to the Chief Executive Officer until September 30, 2026 (the “Separation Date”), unless her employment earlier terminates pursuant to the terms of the Separation Agreement.

Pursuant to and subject to the terms and conditions of the Separation Agreement, (i) Ms. Massey will continue to receive her base salary and participate in the Company’s employee benefit plans through the Separation Date, (ii) Ms. Massey will receive a severance payment of $1,938,993, payable over 12 months following the Separation Date, representing 12 months of her current base salary and her average annual bonus paid over the past three years, (iii) Ms. Massey will be paid her 2025 annual bonus and a pro rata portion of her target 2026 annual bonus, (iv) the Company will subsidize Ms. Massey’s medical, dental and vision benefits for up to 12 months if she elects to continue coverage through COBRA, and (v) each outstanding equity award of the Company held by Ms. Massey will remain outstanding and eligible to vest through September 30, 2027. The Separation Agreement also provides for, among other things, a release of claims by Ms. Massey in favor of the Company and its affiliates; and confidentiality, non-solicitation, non-competition and non-disparagement obligations, in addition to those continuing restrictive covenant obligations applicable to Ms. Massey under her existing employment and equity award documents.

Forward-Looking Statements

This Form 8-K contains “forward-looking statements.” These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward-looking statements address various matters including statements regarding the Company’s financial guidance for the fourth quarter and full year ended December 31, 2025 and executive leadership transition. Each forward-looking statement contained in this Form 8-K is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the financial statements for the Company’s fourth quarter and full year ended December 31, 2025 are subject to completion of the Company’s financial closing procedures and audit by the Company’s auditor, and therefore could differ from current expectations; if we are unable to attract and retain members of our management team, we may not be able to compete effectively and will not be able to expand our business; that design defects, errors, failures or delays associated with our products or services could negatively impact our business; that we rely on third parties to provide certain data, services and information technology and operations functions in connection with the provision of our current products and services; that we have identified material weaknesses in our internal control over financial reporting; if we are unsuccessful at investing in growth opportunities, our business could be materially and adversely affected; that the market for consumer measurement and business solutions products and services is highly competitive; if we cannot compete effectively, our revenues could decline and our business could be harmed, if we are not able to maintain a proprietary panel of a sufficient size and scope, or if the costs of establishing and maintaining our panel increase, our business could be harmed; that we have incorporated and are incorporating traditional AI, machine learning and generative AI into some of our products and that technology is new and developing and may present operational and reputational risks or result in liability or harm to our reputation, business or results of operations; that our international operations are exposed to risks which could impede growth in the future; that we are dependent on our relationship with our former parent company for certain aspects of our business; that our significant indebtedness could adversely affect our financial condition; that the terms of our indebtedness restrict our current and future operations, particularly our ability to respond to change or to take certain actions; and the risks identified under the heading “Risk Factors” in our final prospectus dated July 22, 2025, and filed with the Securities and Exchange Commission on July 24, 2025, as well as the other information we file with the SEC. We caution investors not to place undue reliance on the forward-looking statements contained in this Form 8-K. You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this Form 8-K speak only as of the date of this filing, and we undertake no obligation to update or revise any of these statements. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description
104	Cover Page Interactive Data File embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2026	NIQ GLOBAL INTELLIGENCE PLC

	By:	/s/ Michael Burwell
	Name:	Michael Burwell
	Title:	Chief Financial Officer